UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 17, 2023
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41187	46-4600326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset Road, Level 3 Singapore	238164
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On November 17, 2023, FingerMotion, Inc. (the “Company” or “FingerMotion”) issued a news release to provide a litigation update to the market regarding its newly filed lawsuit against Capybara Research (“Capybara”).

On October 19, 2023, FingerMotion filed a federal lawsuit in the United States District Court for the Southern District of New York against Capybara, a firm recently created and that enjoyed anonymity through various social media postings without any trail as to ownership while antagonizing our retail investment community by posting lewd and unprofessional graphics, intended to further embarrass the Company.

After weeks of investigatory work by the Company’s litigation counsel as well as cooperation of third parties, the Company is pleased to announce that its attorneys have been successful in identifying the person responsible for the malicious article and is now taking all steps necessary to add the person’s name to the lawsuit and to serve that individual.

FingerMotion also announced that it is also adding to its federal lawsuit the social media news outlet Benzinga for republishing, and continuing to republish the Capybara report and other false reports that continue to harm FingerMotion’s retail investment community.

“We are committed to legally pursuing the Capybara short and distort campaign as well as all media outlets that irresponsibly reported the false, misleading and defaming Capybara Report,” stated Martin Shen, CEO of FingerMotion.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated November 17, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: November 17, 2023	By:	/s/ Martin J. Shen
Martin J. Shen
CEO